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TRANSAMERICA FUNDS

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TRANSAMERICA FIRST QUADRANT GLOBAL MACRO
(Formerly Known As Transamerica UBS Dynamic Alpha)
a series of Transamerica Funds
570 Carillon Parkway
St. Petersburg, Florida 33716
January 30, 2010
Dear Investor:
The enclosed Information Statement describes First Quadrant, L.P. (the “Sub-Adviser”), sub-adviser to Transamerica First Quadrant Global Macro (formerly known as Transamerica UBS Dynamic Alpha), (the “Fund”).
On July 21, 2009, the Board of Trustees of the Fund approved a new subadvisory agreement with the Sub-Adviser and terminated UBS Global Asset Management (Americas) Inc. as sub-adviser to the Fund. The Sub-Adviser took over day-to-day management of the Fund on November 1, 2009.
Transamerica Asset Management, Inc., the Fund’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Fund’s Board of Trustees to approve new sub-advisers, or new subadvisory agreements, without investor approval under certain circumstances. The enclosed Information Statement describes the Sub-Adviser and the terms of the subadvisory agreement with the Sub-Adviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Fund has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.

Sincerely, Dennis P. Gallagher Vice President, General Counsel and Secretary

TRANSAMERICA FIRST QUADRANT GLOBAL MACRO
(Formerly Known As Transamerica UBS Dynamic Alpha)
a series of Transamerica Funds
570 Carillon Parkway
St. Petersburg, Florida 33716
Telephone: 1-888-233-4339
INFORMATION STATEMENT
This Information Statement is being provided to investors in Transamerica First Quadrant Global Macro (formerly known as Transamerica UBS Dynamic Alpha) (the “Fund”) by the Fund’s Board of Trustees (the “Board”) in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) to Transamerica Asset Management, Inc., the Fund’s investment adviser (“TAM” or the “Adviser”), on August 5, 1998. The exemptive order permits the Board, including a majority of Trustees who are not interested persons of the Fund, TAM or the sub-adviser (“Independent Trustees”) as defined in the Investment Company Act of 1940 (the “1940 Act”), to approve new sub-advisers and new subadvisory agreements, (with non-affiliated entities), without obtaining investor approval. Pursuant to the exemptive order, however, the Fund has agreed to provide certain information about new sub-advisers and new subadvisory agreements to its investors. Accordingly, investors are not being asked to vote on the new subadvisory agreement with the new sub-adviser, but are encouraged to review this Information Statement.
The Fund will pay for the costs associated with preparing and distributing this Information Statement to shareholders.
We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.
The Fund is a series of Transamerica Funds (the “Trust”), which is a registered investment company organized as a Delaware statutory trust under an Amended and Restated Declaration of Trust dated as of November 1, 2007. The Fund commenced operations on January 3, 2007. The Fund’s mailing address is 570 Carillon Parkway, St. Petersburg, Florida 33716.
The annual report for the Fund for the period ended October 31, 2009 has been sent to investors. The report is available upon request without charge by contacting TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or by calling toll-free 1-888-233-4339.
This Information Statement is being mailed on or about January 30, 2010.
Background
TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Fund pursuant to an Investment Advisory Agreement dated as of January 2, 2007 (the “Advisory Agreement”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, on June 4, 2009 and will continue in effect until June 30, 2010. More information about the Advisory Agreement appears below under the caption “Existing Advisory Agreement.”
Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Fund, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Fund consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the sub-adviser’s continued performance. The Adviser may terminate the services of any sub-adviser at any time.
On July 21, 2009, the Board approved the termination of UBS Global Asset Management (Americas) Inc. (“UBS”) as sub-adviser and approved a new subadvisory agreement with First Quadrant, L.P. (“FQ”). FQ became the sub-adviser to the Fund on November 1, 2009, pursuant to a subadvisory agreement with TAM. This Information Statement describes FQ and its subadvisory agreement relating to the Fund (the “FQ Subadvisory Agreement”).
In connection with the change in sub-adviser, the Board also approved changes to the Fund’s investment objective, strategies and policies, as well as a change in the Fund’s name, which are more fully described in the Supplement dated August 28, 2009 to the Prospectus dated March 1, 2009.
No officer or Trustee of the Fund is a director, officer or employee of FQ. No officer or Trustee of the Fund, through the ownership of securities or otherwise, has any other material direct or indirect interest in FQ or any other person controlling, controlled by or under common control with FQ. Since January 1, 2009, none of the Trustees of the Fund has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which FQ or any of its affiliates was or is to be party.
Existing Advisory Agreement
As noted above, the Adviser manages the assets of the Fund pursuant to the Advisory Agreement. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, on June 4, 2009, and continues in effect from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by the vote of a “majority of the outstanding voting securities” of the Fund on 60 days’ advance written notice to the Adviser. TAM may terminate the Agreement as to the Fund at any time, without payment of any penalty, on 60 days’ written notice to the Fund. The Advisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.
Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Fund on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code of 1986 and to the investment objectives, policies, procedures and restrictions contained in the Fund’s then current Registration Statement under the 1940 Act. The Adviser also provides the Board with performance and other information, along with such other reports and data as are requested by the Board from time to time.
The Adviser also provides certain management services pursuant to the Advisory Agreement, including making available executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, and the services of the Fund’s custodian and transfer agent. The Adviser also assists in the preparation of reports to shareholders, as required by the Trust.

The Advisory Agreement states that the Adviser may not execute purchase and sale orders with itself or affiliates, except as permitted by law and in accordance with such policies and procedures adopted by the Board. Under the Advisory Agreement, the Adviser shall, at the request of the Board, exercise voting rights pertaining to the securities held in the Fund.
The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.
A description of the investment advisory fees paid by the Fund to the Adviser appears below under the caption “TAM Advisory Fees.”
Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit A.
Terms of the Subadvisory Agreement
Prior to November 1, 2009, UBS served as sub-adviser to the Fund. UBS is located at One North Wacker Drive, Chicago, IL 60606.
UBS provided subadvisory services to the Fund pursuant to an Investment Subadvisory Agreement between Transamerica Fund Advisors, Inc. now known as Transamerica Asset Management, Inc. (“TAM”) and UBS (the “UBS Subadvisory Agreement”). As sub-adviser to the Fund, UBS was responsible for managing the assets of the Fund in a manner consistent with the terms of the UBS Subadvisory Agreement and the investment objectives of the Fund.
The UBS Subadvisory Agreement was dated as of January 2, 2007. The Board, including a majority of the Independent Trustees, last approved the UBS Subadvisory Agreement on June 4, 2009.
At a meeting of the Board held on July 21, 2009, the Board considered, at the Adviser’s recommendation, the termination of UBS as sub-adviser to the Fund and the engagement of FQ as sub-adviser to the Fund. As discussed below under “Evaluation by the Board,” the Board authorized the Adviser to terminate the UBS Subadvisory Agreement and to enter into a new subadvisory agreement with FQ. Effective October 31, 2009, the Adviser terminated the UBS Subadvisory Agreement. Effective November 1, 2009, the Adviser entered into the FQ Subadvisory Agreement.
Comparison of the Subadvisory Agreements
A description of the subadvisory fees to be paid by the Adviser to FQ appears below under the caption “FQ Subadvisory Fees.” A comparison of that fee to the fees paid by the Adviser to UBS appears below under the caption “UBS Subadvisory Fees.”
The FQ Subadvisory Agreement was approved by the Board on July 21, 2009 and was effective as of November 1, 2009. The FQ Subadvisory Agreement has an initial term of two years from the effective date. Thereafter, continuance of the FQ Subadvisory Agreement shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, or by the Board, as well as the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The FQ Subadvisory Agreement: (i) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Advisory Agreement; and (iii) may be terminated at any time by FQ on 90 days’ written notice to the Adviser and the Fund. The UBS Subadvisory Agreement contained many similar provisions. However, the UBS Subadvisory

Agreement contained a termination provision requiring 60 days’ written notice to the Adviser or UBS, as appropriate, by (i) the Board, (ii) a vote of a majority of the outstanding voting securities of the fund, (iii) the Adviser or (iv) UBS.
Under the terms of the FQ Subadvisory Agreement, FQ furnishes continuing portfolio management services to the Fund, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions contained in the Fund’s then current Prospectus and Statement of Additional Information. The UBS Subadvisory Agreement contained similar provisions.
The FQ Subadvisory Agreement provides that FQ is responsible for providing investment advice to the Fund, subject to the supervision of the Board, with respect to such portion of the Fund’s assets as shall be allocated to FQ by the Adviser from time to time. The FQ Subadvisory Agreement prohibits the sub-adviser from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The UBS Subadvisory Agreement contained similar provisions.
The FQ Subadvisory Agreement provides that FQ may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Fund within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to FQ, or to any other fund or account over which FQ or its affiliates exercise investment discretion. The FQ Subadvisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Fund, FQ may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where FQ has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or FQ’s overall responsibilities with respect to the Fund and to other funds and clients for which FQ exercises investment discretion. The UBS Subadvisory Agreement contained similar provisions.
Pursuant to the FQ Subadvisory Agreement, FQ agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which it or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account it or its affiliates advises, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time. The UBS Subadvisory Agreement contained no such provisions.
The FQ Subadvisory Agreement states that FQ shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that FQ is not protected against any liability to the Adviser or the Fund to which FQ would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the FQ Subadvisory Agreement. The UBS Subadvisory Agreement contained similar provisions.
The FQ Subadvisory Agreement provides that unless the Adviser advises FQ in writing that the right to vote proxies has been expressly reserved to the Adviser or Transamerica Funds or otherwise delegated to another party, FQ shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Fund’s securities managed by FQ, in accordance with FQ’s proxy voting policies and procedures without consultation with the Adviser or the Fund. FQ agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The UBS Subadvisory Agreement contained similar provisions.
Under the FQ Subadvisory Agreement, FQ will review, on a daily basis, the security valuations of the securities held by the Fund. If FQ believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, FQ will notify the Adviser promptly. In addition, FQ is required to be available to consult with the Adviser in the event of a pricing problem and to participate in meetings of the Trust’s Valuation Committee. The UBS Subadvisory Agreement did not specifically address valuation procedures.
The FQ Subadvisory Agreement requires that FQ supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by them and reasonably available to FQ relating to the services provided pursuant to the FQ Subadvisory Agreement, including such information that the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The UBS Subadvisory Agreement contained similar provisions.
Investors should refer to Exhibit B attached hereto for the complete terms of the FQ Subadvisory Agreement. The description of the FQ Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the FQ Subadvisory Agreement as set forth in Exhibit B.
Portfolio Managers
FQ employs a centralized team-based approach in managing the Fund’s portfolio. Ken Ferguson, Dori Levanoni and Chuck Fannin are primarily responsible for the day-to-day management of the Fund’s assets.
Ken Ferguson, PhD, is one of two FQ partners co-heading the firm’s global macro research function. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining FQ in 1994, Ken was initially focused on tactical asset allocation, currency, and global macro strategies.
Dori Levanoni is the second FQ partner co-heading the firm’s global macro research function. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. Upon joining the investment research team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of the currency product.
Chuck Fannin is a senior member of FQ’s derivatives trading program and oversees the global options-based strategies. Prior to joining FQ in 2008, Mr. Fannin was a vice president at CastleArk Management, an investment management firm, from 2001 to 2004.
TAM Advisory Fees
Under the Advisory Agreement, the Fund pays the Adviser an advisory fee at the annual rate of 1.40% of the Fund’s average daily net assets. The net assets are equal to the market value of the Fund. Fees are accrued daily and paid by the Fund monthly.
The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from November 1, 2008 to October 31, 2009 were $1,477,871.75 after waivers and reimbursements.
As of October 31, 2009, the Fund had net assets of $107,016,933.

FQ Subadvisory Fees
Under the FQ Subadvisory Agreement, the Adviser (not the Fund) pays FQ for its services on the basis of the following annual fee schedule:
FQ Fee Schedule
0.75% of the Fund’s average daily net assets.
Fees are calculated daily at the annual rates from the fee schedule. The fees will be paid as promptly as possible after the last day of each month.
UBS Subadvisory Fees
Under the UBS Subadvisory Agreement, the Adviser (not the Fund) paid UBS for their services on the basis of the following annual fee schedule:
UBS Fee Schedule
0.85% of the first $150 million of the Fund’s average daily net assets;
0.75% from $150 million to $300 million;
0.65% in excess of $300 million of the Fund’s average daily net assets
Fees paid to UBS for services provided pursuant to the UBS Subadvisory Agreement for the period from November 1, 2008 to October 31, 2009 were $897,091. Fees that would have been payable to FQ for services provided pursuant to the FQ Subadvisory Agreement for the same period, had the FQ Subadvisory Agreement been in effect for such period instead of the UBS Subadvisory Agreement, would have been $791,975. Investors should note that the Adviser, not the Fund, pays all subadvisory fees.
Information Regarding FQ
Founded in 1988, FQ is an institutional asset management firm structured as a partnership. It is majority owned by general partner Affiliated Managers Group, Inc., a publicly traded holding company. FQ has actively managed discretionary assets under management in excess of $17 billion (as of December 31, 2009). The principal business address of FQ is 800 E. Colorado Boulevard, Suite 900, Pasadena, California 91101.
Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of FQ as of November 1, 2009.

Position and Principal Occupation
with FQ Associates and Principal
Occupation if Different from
Name	Positions(s) with FQ	Address
R. Max Darnell	Partner, Chief Investment Officer	800 E. Colorado Blvd., Suite 900 Pasadena, CA 91101

Ken J. Ferguson, PhD	Partner, Co-Director of Global Macro	Same as above.

Position and Principal Occupation
with FQ Associates and Principal
Occupation if Different from
Name	Positions(s) with FQ	Address
Curt J. Ketterer	Partner, Chief Operating Officer	Same as above.

Dori S. Levanoni	Partner, Co-Director of Global Macro	Same as above.

Christopher G. Luck, CFA	Partner, Director of Equity Portfolio Management	Same as above.

Timothy S. Meckel CFA	Partner, Client Services	Same as above.

Rick Roberts	Partner, Director of Marketing	Same as above.

Jia Ye, PhD	Partner, Chief Investment Strategist and Director of Trading	Same as above.

Joel Brouwer, CPA	Director, Chief Financial Officer	Same as above.

Kenneth Funk	Director, Chief Compliance Officer	Same as above.

Management Activities. FQ acts as sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Fund:

Assets
Managed
by FQ as of
Comparable Funds for which FQ serves as	December 31,	Subadvisory Fee Paid to FQ
Sub-Adviser	2009	(Q3 2009 only)
Prudential AST Academic Strategies Asset Allocation	$68.1 million	0.90% of average daily net assets

UBS PACE Alternative Strategies Investments	$90.6 million	0.75% of average daily net assets
Evaluation by the Board
At a meeting held on July 21, 2009, the Board approved the FQ Subadvisory Agreement following a presentation by the Adviser.
To assist the Board in its consideration of the FQ Subadvisory Agreement, the Board received in advance of the meeting certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.
Among other things, the Board considered:
(a) that TAM has advised the Board that the appointment of FQ is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;
(b) that TAM has advised the Board that FQ is an experienced and respected asset management firm and that FQ has the capabilities, resources and personnel necessary to provide advisory services to the Fund;
(c) the proposed responsibilities of FQ for the Fund and the services expected to be provided by it;
(d) the fact that the subadvisory fee payable to FQ would be paid by TAM and not the Fund;

(e) that the subadvisory fee paid by TAM to FQ represents reasonable compensation to FQ in light of the services expected to be provided;
(f) that TAM recommended to the Board that FQ be appointed as Sub-adviser to the Fund based on its desire to engage a sub-adviser with the ability to implement an investment program with similarities to that currently being implemented by UBS and with a competitive performance record for that program;
(g) that the Fund would bear the costs associated with preparing and distributing this Information Statement to shareholders;
(h) that the Fund’s portfolio management team was expected to change as a result of approval of the new sub-adviser;
(i) that TAM has advised the Board the current sub-adviser has had turnover in its portfolio management team that could affect the ability of the Fund to perform in the long term; and
(j) that Management represented that the FQ Subadvisory Agreement was substantially similar to the UBS Subadvisory Agreement.
TAM reviewed with the Board its search process and criteria for a replacement Sub-Adviser including its desire to engage a Sub-Adviser with a stable, historically strong-performing global macro strategy. Discussed below are some of the material factors considered by the Board.
Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by FQ under the FQ Subadvisory Agreement, the Board considered, among other things, information and assurances provided by TAM as to the operations, facilities, organization and personnel of FQ, the ability of FQ to perform its duties under the FQ Subadvisory Agreement, and any anticipated changes to the current investment program and other practices of the Fund. The Board considered the proposed change to the Fund’s investment objective and principal investment strategies and risks, as well as the changes to the Fund’s name. The Board considered that TAM has advised the Board that the appointment of FQ is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board considered that FQ is an experienced and respected asset management firm and that FQ has the capabilities, resources and personnel necessary to provide advisory services to the Fund.
Based on its review of the materials provided and the assurances it had received from TAM, the Board determined that FQ can provide subadvisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that FQ’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.
Fees and Costs of Services Provided. The Board considered the subadvisory fee rate under the FQ Subadvisory Agreement as well as the overall management fee structure of the Fund. The Board noted that the Fund does not pay the subadvisory fee. The Board took into consideration that it had recently reviewed TAM’s profitability with respect to the Fund and that advisory fees would not be changed but margins could vary depending on Fund asset levels. The Board determined that the subadvisory fees paid by TAM to FQ represent reasonable compensation in light of the services expected to be provided.
Economies of Scale. The Board noted that the advisory fee payable under the advisory fee schedule of the Fund would not be changed, and determined that the advisory fee schedule, which contains breakpoints, permits certain economies of scale for the benefit of shareholders as the Fund grows, even though FQ’s sub-advisory schedule does not contain breakpoints. The Board noted that TAM believes that the appointment of FQ as sub-adviser has the potential to attract additional assets.
Fall-Out Benefits. The Board noted that TAM would not realize soft dollar benefits from its relationship with FQ, and that FQ may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board also considered the potential for increased visibility in the marketplace as a result of FQ’s relationship with the Fund.

Investment Performance. The Board compared the performance of FQ’s Managers AMG FQ Global Alternatives, a mutual fund with a comparable strategy managed by FQ, to the Fund’s performance and UBS’ UBS Dynamic Alpha’s performance over the past 1-, 2- and 3-year periods ended May 31, 2009, and noted that FQ’s composite performance exceeded that of the other funds (and UBS) over the same periods. The Board also considered FQ’s investment strategy. The Board noted that TAM believes that the appointment of FQ could benefit shareholders by offering them the potential for superior performance based on the historical comparisons, but were unable to predict what effect execution of the FQ Subadvisory Agreement would actually have on the future performance of the Fund. Based on this information, the Board determined that FQ is capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies.
Other Considerations. The Board considered the qualifications, backgrounds and responsibilities of the FQ team responsible for the day-to-day management of the Fund, the policies and procedures in place by TAM and FQ to ensure compliance with applicable laws and regulations and by TAM to oversee the portfolio management activities of FQ.
Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) FQ can provide subadvisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that FQ’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund, and (b) the fees provided in the FQ Subadvisory Agreement are fair and reasonable in light of the services expected to be provided to the Fund. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the FQ Subadvisory Agreement for up to a two-year period.
No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the FQ Subadvisory Agreement, and each Board Member attributed different weight to the various factors.
ADDITIONAL INFORMATION
TAM, Transamerica Fund’s investment adviser, and Transamerica Fund Services, Inc., its transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Transamerica Fund’s principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.
As of October 31, 2009, the Trustees and officers of the Funds, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Funds.
As of October 31, 2009, the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Funds:

	Amount of
	Beneficial
Name of Shareholder	Ownership	Percent
Transamerica Asset Allocation — Moderate Growth Portfolio	5,592,572.861	31.77%
Investment Account Attn Fund Admin Mailstop 515E610 570 Carillon Pkwy St Petersburg FL 33716-1294

Transamerica Multi-Manager Alternative Strategies Portfolio	3,718,021.558	21.12%
Investment Account Attn: Fund Admin. Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294

	Amount of
	Beneficial
Name of Shareholder	Ownership	Percent
Transamerica Asset Allocation — Moderate Portfolio Investment Account Attn Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	2,685,926.483	15.26%

Transamerica Asset Allocation — Growth Portfolio Investment Account Attn Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	2,371,907.448	13.48%

Transamerica Asset Allocation — Growth VP Investment Account Attn Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	1,669,345.536	9.48%

Transamerica Asset Allocation — Conservative Portfolio Investment Account Attn Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	1,553,846.673	8.83%
The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees, Dennis P. Gallagher Vice President, General Counsel and Secretary

January 30, 2010

EXHIBIT A
INVESTMENT ADVISORY AGREEMENT
TRANSAMERICA IDEX MUTUAL FUNDS
     This Agreement, entered into as of January 2, 2007 between Transamerica IDEX Mutual Funds, a Delaware statutory trust (referred to herein as the “Trust”) and Transamerica Fund Advisors, Inc., a Florida corporation (referred to herein as “TFAI”), to provide certain management and advisory services to certain series of shares of beneficial interest in the Trust as listed on the attached Schedule A to this Agreement (the “Funds”).
     The Trust is registered as an open-end investment company registered under the Investment Company Act of 1940 (“1940 Act”), and consists of more than one series of shares, including the Funds. In managing each of the Funds, as well as in the conduct of certain of its affairs, the Trust wishes to have the benefit of the investment advisory services of TFAI and its assistance in performing certain management, administrative and promotional functions. TFAI desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
     1. Appointment. The Trust hereby appoints TFAI as the Trust’s investment adviser and administrator for the period and on the terms set forth in this Agreement. TFAI accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. In all matters relating to the performance of this Agreement, TFAI will act in conformity with the Trust’s Declaration of Trust, Bylaws and current registration statement applicable to the Funds as it may be supplemented from time to time, and with the instructions and direction of the Board of Trustees of the Trust, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.
     2. Investment Advisory Services. In its capacity as investment adviser to the Trust, TFAI shall have the following responsibilities:
(a) to provide a continuous investment program for the Funds including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time, consistent with the Trust’s Declaration of Trust and each Fund’s investment objective and policies adopted and declared by the Board of Trustees and stated in each Fund’s current Prospectus;
(b) to cause the officers of TFAI to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the conditions of the investment securities of each Fund, the investment recommendations of TFAI, and the investment considerations which have given rise to those recommendations; and
(c) to supervise the purchase and sale of securities as directed by the appropriate officers of the Trust, including the selection of brokers and dealers to execute such transactions, consistent with paragraph 8 hereof.
     It is understood and agreed that TFAI intends to enter into a Sub-Advisory Agreement with a sub-adviser for each of the Funds listed on Schedule A pursuant to which TFAI may delegate some or all of its responsibilities under this Section 2. The compensation to be paid to the sub-adviser for such services shall be set forth in the Sub-Advisory Agreement; provided, however, that such Agreement shall be approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party (the “Disinterested Trustees”), and by the holders of the outstanding voting securities of each Fund in accordance with the requirements of Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by, the 1940 Act.
     3. Management and Administrative Services. TFAI shall furnish or make available to the Funds the services of executive and management personnel to supervise the performance of all administrative, record-keeping, shareholder relations, regulatory reporting and compliance, and all other functions of the Funds, including supervising and coordinating the services of the Funds’ custodian and transfer agent. TFAI shall also assist in the preparation of reports to shareholders of the Funds and prepare sales literature promoting sale of each Fund’s shares as requested by the Trust.
     4. Allocation of Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TFAI incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:
(a) Each Fund shall pay (i) fees payable to TFAI pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of a Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in Delaware and fees of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TFAI); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund;
(b) TFAI shall pay (i) all expenses incurred by it in the performance of its duties under this Agreement; and (ii) compensation, fees and expenses of officers and Trustees of the Trust, except for such Trustees who are not interested persons (as defined in the 1940 Act) of TFAI;
(c) If, for any fiscal year, the total expenses of each of the Funds, including, but not limited to: the fees to TFAI, compensation to its custodian, transfer agent, registrar, auditors and legal counsel, printing expense, and fees, compensation and expenses to Trustees who are not interested persons, exceed any expense limitation imposed by applicable state law, TFAI shall reimburse the Fund for such excess in the manner and to the extent required by applicable state law; provided, however, that TFAI shall reimburse the Fund for the amount of such expenses which exceed the expense cap of the Fund’s average daily net assets as listed in Schedule A attached to this Agreement. For purposes of this sub-paragraph, “total expenses” shall not include interest, taxes, litigation expenses, brokerage commissions or other costs incurred in acquiring or disposing of any of the Fund’s portfolio securities, expenses incurred pursuant to the Fund’s Plan of Distribution under Rule 12b-1 of the 1940 Act, or any costs arising other than in the ordinary and necessary course of the Fund’s business.
5. Obligations of Trust. The Trust shall have the following obligations under the Agreement:
(a) to keep TFAI continuously and fully informed as to the composition of its investment portfolio of the Funds and the nature of all of its assets and liabilities from time to time;
(b) to furnish TFAI with a certified copy of any financial statement or report prepared for the Funds by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish TFAI with any further materials or information which TFAI may reasonably request to enable it to perform its functions under this Agreement; and
(d) to compensate TFAI for its services in accordance with the provisions of Section 6 hereof.
     6. Compensation. Each Fund shall pay to TFAI for its services a fee, computed daily and paid monthly, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth in Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 15 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.
     7. Treatment of Investment Advice. With respect to each Fund, the Fund shall retain full control over its own investment policies. However, the Trustees of the Trust may delegate to the appropriate officers of the Trust, or to a committee of Trustees, the power to authorize purchases, sales or other actions affecting the Fund in the interim between meetings of the Trustees, provided such action is consistent with the established investment policy of the Trustees and is reported to the Trustees at their next meeting.
     8. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Funds upon the purchase or sale of its portfolio securities shall be considered a cost of securities of each Fund and shall be paid by each of the Funds. TFAI is authorized and directed to place the Funds’ securities transactions, or to delegate to the sub-adviser the authority and direction to place the Funds’ securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that TFAI or the sub-adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TFAI or the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of TFAI or the sub-adviser. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all securities transactions of each Fund, and the Trustees may establish policies or guidelines to be followed by TFAI and the sub-adviser in placing portfolio transactions for each Fund pursuant to the foregoing provisions. TFAI shall report on the placement of portfolio transactions each quarter to the Trustees of the Trust.
     9. Purchases by Affiliates. Neither TFAI nor any officer or Director thereof shall take a long or short position in the securities issued by the Funds. This prohibition, however, shall not prevent the purchase from the Funds of shares issued by the Funds on behalf of the Trust, by the officers or Directors of TFAI (or by deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted by each Fund’s current prospectus, in accordance with Section 22(d) of the 1940 Act.
     10. Term. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of each Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act).
     11. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or with respect to the Funds, by the shareholders of each Fund acting by vote of at least a majority of its outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days’ written notice of termination be given to TFAI at its principal place of business. This Agreement may be terminated by TFAI at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business.

     12. Use of Name. If this Agreement is terminated and TFAI no longer serves as investment adviser to the Funds, TFAI reserves the right to withdraw from the Trust the use of the name “Transamerica IDEX” with respect to the Funds or any name misleadingly implying a continuing relationship between the Funds and TFAI or any of its affiliates.
     13. Liability of TFAI. TFAI may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither TFAI nor its officers, directors, employees or agents shall be subject to any liability to the Trust or the Funds or any shareholder of each Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.
     14. Assignment. This Agreement shall terminate automatically in the event of its assignment (as the term is defined in Section 2(a)(4) of the 1940 Act).
     15. Amendments. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of each Fund and the approval by the vote of a majority of Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted by the 1940 Act.
     16. Prior Agreements. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.
     17. Limitation of Liability. A copy of the Trust’s Certificate of Trust is on file with the State of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the Trust.
     The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.
By:	/s/ John K. Carter
	Name:	John K. Carter
	Title:	President and Chief Executive Officer

TRANSAMERICA IDEX MUTUAL FUNDS
By:	/s/ Dennis P. Gallagher
	Name:	Dennis P. Gallagher
	Title:	Senior Vice President, General Counsel and Secretary

INVESTMENT ADVISORY AGREEMENT
SCHEDULE A

	INVESTMENT ADVISER
FUND	COMPENSATION	EXPENSE CAP
TA IDEX Loomis Sayles Bond	0.675% of the first $200 million of the Fund’s average daily net assets; 0.625% from $200 million to $750 million; 0.60% in excess of $750 million of the Fund’s average daily net assets	0.88%

TA IDEX Mellon Market Neutral Strategy	1.40% of the Fund’s average daily net assets	1.65	%*

TA IDEX BlackRock Natural Resources	0.80% of the first $250 million of the Fund’s average daily net assets; 0.775% from $250 million to $500 million; 0.75% in excess of $500 million of the Fund’s average daily net assets	1.00%

TA IDEX UBS Dynamic Alpha	1.40% of the first $150 million of the Fund’s average daily net assets; 1.30% from $150 million to $300 million; 1.20% in excess of $300 million of the Fund’s average daily net assets	1.65	%*

*	exclusive of dividend expenses related to short positions

EXHIBIT B
INVESTMENT SUBADVISORY AGREEMENT
FIRST QUADRANT, L. P.
     This Agreement, dated November 1, 2009 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and First Quadrant, L. P., a Delaware partnership (referred to herein as the “Subadviser”).
     TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
     1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.
     2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:
(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will review the security valuations of the Allocated Assets on a daily basis. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

     3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.
     4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:
(a)	The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

     5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:
(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.
     6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.
     7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.
     8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.
     9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

     10. Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.
     11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.
     12. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.
     13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.
     14. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.
     15. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.
     16. Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.
     The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.
[signature page to follow]

TRANSAMERICA ASSET MANAGEMENT, INC.
By:	/s/ Christopher A. Staples
	Name:	Christopher A. Staples
	Title:	Senior Vice President

FIRST QUADRANT, L.P.
By:	/s/ Curt Ketterer
	Name:	Curt Ketterer
	Title:	Chief Operating Officer

Schedule A

Fund	Investment Subadvisory Fee
Transamerica First Quadrant Global Macro	0.75% of the Fund’s average daily net assets